UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2010

                   RURBAN FINANCIAL CORP.
(Exact name of registrant as specified in its charter)

Ohio	0-13507	34-1395608
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

401 Clinton Street, Defiance, Ohio 43512
(Address of principal executive offices) (Zip Code)

(419) 783-8950
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 – Other Events.

On March 30, 2010, Rurbanc Data Services, Inc. (“RDSI”), a wholly-owned subsidiary of Rurban Financial Corp. (“Rurban”), filed an Amendment No. 1 to the Form 10 Registration Statement previously filed with the Securities and Exchange Commission (the “SEC”) on December 31, 2009, with respect to the registration of RDSI’s common shares under Section 12(g) of the Securities Exchange Act of 1934, as amended.  The Amendment No. 1 to the Form 10 Registration Statement includes, as Exhibit 99.1 thereto, a revised preliminary copy (subject to completion) of the combined (a) information statement of Rurban relating to the contemplated spin-off of RDSI and (b) proxy statement for the special meeting of the shareholders of New Core Holdings, Inc. (“New Core”) at which the shareholders of New Core will vote on the Agreement and Plan of Merger, dated as of April 25, 2009 and amended as of December 29, 2009 (the “Merger Agreement”), by and among RDSI, NC Merger Corp. and New Core, and the merger of NC Merger Corp. with and into New Core.

As previously announced, Rurban contemplates effecting a spin-off of RDSI through a dividend of the common shares of RDSI to the shareholders of Rurban, resulting in RDSI becoming a separate and independent public company.   It is anticipated that the previously-announced merger of RDSI and New Core will be completed immediately following the contemplated spin-off of RDSI.  The completion of the spin-off remains subject to the satisfaction of certain conditions, including the final approval by the Rurban Board of Directors of the spin-off, the Form 10 Registration Statement becoming effective under applicable SEC laws and regulations, and the satisfaction or waiver of all of the conditions to the merger among RDSI, NC Merger Corp. and New Core under the terms of the Merger Agreement.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation, or sale is unlawful before registration or qualification of the securities under the securities laws of the jurisdiction.  The RDSI common shares to be issued to shareholders of New Core in the merger will not be registered under the Securities Act of 1933, as amended, in reliance upon an applicable exemption from registration requirements.  As a result, the RDSI common shares issued to shareholders of New Core in the merger may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

Item 9.01 – Financial Statements and Exhibits.

(a)   Not Applicable

(b)   Not Applicable

(c)   Not Applicable

(d)   Exhibits

Exhibit No.	Description
2.1
Agreement and Plan of Merger, dated as of April 25, 2009, by and among Rurbanc Data Services, Inc., NC Merger Corp. and New Core Holdings, Inc. (incorporated herein by reference to Exhibit 2.2 to the Annual Report on Form 10-K of Rurban Financial Corp. for the fiscal year ended December 31, 2009 (File No. 0-13507)).

2.2
First Amendment to Agreement and Plan of Merger, dated as of December 29, 2009, by and among Rurbanc Data Services, Inc., NC Merger Corp. and New Core Holdings, Inc. (incorporated herein by reference to Exhibit 2.3 to the Annual Report on Form 10-K of Rurban Financial Corp. for the fiscal year ended December 31, 2009 (File No. 0-13507)).

99.1
Information Statement of Rurban Financial Corp./Proxy Statement of New Core Holdings, Inc. dated as of March 30, 2010 (subject to completion) (incorporated herein by reference to Exhibit 99.1 to the Amendment No. 1 to Form 10 Registration Statement filed by Rurbanc Data Services, Inc. on March 30, 2010 (File No. 000-43863)).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
RURBAN FINANCIAL CORP.

Dated: March 30, 2010	By:	/s/ Duane L. Sinn
Duane L. Sinn
Executive Vice President and Chief Financial Officer